EQUITY	6 Months Ended
Jun. 28, 2019
Share Capital, Reserves And Other Equity Interest [Abstract]
EQUITY
EQUITY
Share Capital
As at 28 June 2019, the Company had 466,671,427 fully paid ordinary shares of €0.01 each in issue. Shares in issue have one voting right each and no restrictions related to dividends or return of capital. During the six months ended 28 June 2019, 1,514,347 shares were issued in connection with share-based payment awards.
Share buyback programme
In connection with the share buyback programme, the Company entered into agreements to purchase €455 million of its own shares during the six months ended 28 June 2019. In this period, 9,762,986 shares were repurchased by the Company and cancelled. The total cost of the repurchased shares of €457 million, including €2 million of directly attributable tax costs, was deducted from retained earnings. As a result of the cancellation, €0.1 million was transferred from share capital to a capital redemption reserve, representing the nominal value of the shares cancelled.
Since the current share buyback programme commenced in 2018, a total of 22,192,586 shares have been repurchased and cancelled.
Dividends
On 30 April 2019, the Company declared a first half interim dividend of €0.62 per share, which was paid on 6 June 2019.